SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2002



               FREEPORT-McMoRan COPPER & GOLD INC.


     Delaware                  1-9916              74-2480931
 (State or other            (Commission          (IRS Employer
 jurisdiction of            File Number)         Identification
 incorporation or                                Number)
 organization)


                       1615 Poydras Street
                  New Orleans, Louisiana  70112

 Registrant's telephone number, including area code:  (504) 582-4000


Item 5.  Other Events and Regulation FD Disclosures

Freeport-McMoRan Copper & Gold Inc. issued a press release dated
September 25, 2002 regarding third-quarter 2002 production and its CEO's visit to the Grasberg operations in Indonesia (see exhibit 99.1).


                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              FREEPORT-McMoRan COPPER & GOLD INC.


                              By: \s\ C. Donald Whitmire, Jr.
                                   ------------------------------
                                         C. Donald Whitmire, Jr.
                                    Vice President and Controller-
                                          Financial Reporting
                                       (authorized signatory and
                                      Principal Accounting Officer)



Date:  September 25, 2002







               Freeport-McMoRan Copper & Gold Inc.
                          Exhibit Index

Exhibit
Number

99.1 Press release dated September 25, 2002 titled "Freeport-
     McMoRan Copper & Gold Reports Strong Third Quarter Production and Visit by CEO Moffett to Grasberg Operations in Indonesia."